---------------
                                  ANNUAL REPORT
                                 ---------------
                                 August 31, 1998
                                 ---------------


                                   Value Line
                                 U.S. Government
                                   Securities
                                   Fund, Inc.


                                     [LOGO]
                                   VALUE LINE
                                     No-Load
                                     Mutual
                                     Funds

Value Line U.S. Government Securities Fund, Inc.

                                                               To Our Value Line
--------------------------------------------------------------------------------

To Our Shareholders

We are pleased to report that the Value Line U.S. Government Securities Fund returned 10.28% for the fiscal year ended August 31, 1998. For comparative purposes, the Lipper Intermediate U.S. Government Fund Index*, that most closely matches the maturity strategy of your Fund, produced a return of 9.92%. As we have previously indicated, the Fund seeks ". . . to obtain maximum income without undue risk of principal . . ." by investing in a portfolio of government securities with an average maturity ranging between 5 and 10 years. The broader unrestricted Lipper General U.S. Government Fund Index* returned 10.42%.

The above returns are the product of favorable fiscal and monetary policy and low inflation. These powerful forces produced strong tax revenues that reduced the government's budget deficit to a surplus and consequently reduced the need for financing in the credit markets. Adding global uncertainties to the mix created a world-wide flight to the safety of the U.S. dollar and U.S. Treasury securities.

Interest rates dropped from 6.70% on the 30 year Treasury bond as the year began to a thirty-year low of 5.25% on August 31, 1998. Bond yields were pushed downward by expectations of slower domestic growth in the wake of the Asian crisis. As the crisis spread to Latin America, the world's financial markets were severely rocked once again, with the Dow Jones Industrial Average tumbling nearly 20% in just over a month. Bond yields continued to decline reaching a low of 4.71% in early October. The U.S. Treasury bond market benefited the most as investors fled from the volatile equity and foreign exchange markets to the safety of U.S. Treasury bonds. More recently, the collapse of several notable hedge funds resulted in heavy selling of US long bonds pushing yields back to 5.125%. Government bonds were the place to be in fixed income, as most other bond market sectors, including all corporate bonds and mortgage-backed securities, dramatically underperformed treasuries.

The Fund's management team believes that, although the major move in interest rates is behind us, bond yields are likely to move lower approaching 4.50%. In this environment, the Fund will continue to emphasize the highest quality government securities and intermediate maturities to protect your principal from undue risk. One area of value we expect to emphasize in the near future is the government mortgage-backed sector, that is priced at the cheapest levels in a decade, representing the potential for superior returns.

                                         Sincerely,

                                         /s/ Jean Bernhard Buttner

                                         Jean Bernhard Buttner
                                         Chairman and President

October 16, 1998


--------------------------------------------------------------------------------
* The Lipper Intermediate U.S. Government Fund Index invests at least 65% of fund assets in securities issued or guaranteed by the U.S. Government, its agencies, or its instrumentalities, with dollar-weighted average maturities of five to ten years. The Lipper General U.S. Government Fund Index invests at least 65% of fund assets in U.S. government and agency issues.


--------------------------------------------------------------------------------
2

                                Value Line U.S. Government Securities Fund, Inc.

U.S. Government Securities Fund Shareholders
--------------------------------------------------------------------------------

Economic Observations

The U.S. economy has slowed considerably since the early part of this year, principally as a result of the fallout from the series of financial crises now engulfing the Pacific Rim, Russia, and parts of Latin America. As such, this nation's gross domestic product, which expanded at better than a 5% rate early in the year, is currently proceeding at just about a third of that pace. Moreover, the figures released in recent weeks, including those relating to manufacturing, housing, retailing, and employment do not suggest that we'll see any appreciable strengthening in economic activity over the next three to six months.

At this point, though, we do not believe that this slower pace of economic activity is the opening act in a serious domestic business downturn. Our sense is that the global crisis will gradually recede over the next 12 to 18 months and that the continuing modest level of inflation in this country will encourage the Federal Reserve Board, which has already reduced short-term interest rates in recent weeks, to relax the credit reins again--perhaps before year-end.

Performance Data:*

                                          Growth of
                                         an Assumed          Average
                                        Investment of        Annual
                                           $10,000        Total Return
                                        -------------     ------------
1 year ended 6/30/98 ..............        $10,966            9.66%
5 years ended 6/30/98 .............        $12,328            4.27%
10 years ended 6/30/98 ............        $20,465            7.42%


* The average annual total returns for the one, five and ten year periods ended August 31, 1998, were 10.28%, 4.15% and 7.69%, respectively. The performance data quoted represent past performance and are no guarantee of future performance. The average annual total return and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost.

--------------------------------------------------------------------------------
                                                                               3

Value Line U.S. Government Securities Fund, Inc.

--------------------------------------------------------------------------------

          Comparison of Change in Value of a $10,000 Investment in the Value Line U.S. Government Securities Fund, Inc., the Lehman Aggregate Bond
                  Index, and the Lehman Government Bond Index





 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIALS]







The ten-year period covered by this graph is from September 1, 1988 to August 31, 1998.


--------------------------------------------------------------------------------
4

                                Value Line U.S. Government Securities Fund, Inc.

Schedule of Investments                                          August 31, 1998
--------------------------------------------------------------------------------

   Principal                                                                        Maturity
    Amount                                                                    Rate    Date        Value
----------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (5.8%)
 $ 10,300,000  U.S. Treasury Notes........................................... 6.25%  2/28/02  $ 10,688,310
 ------------                                                                                 ------------
   10,300,000  TOTAL U.S. TREASURY OBLIGATIONS (Cost $10,555,086) ...........                   10,688,310
 ------------                                                                                 ------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (88.8%)
               FEDERAL NATIONAL MORTGAGE ASSOCIATION (55.3%)
    7,782,333  Federal National Mortgage Association Pool #313031............ 6.83   7/01/03     8,230,440
   15,016,433  Federal National Mortgage Association Pool #313443............ 6.78   4/01/04    15,814,706
   10,000,000  Federal National Mortgage Association......................... 5.75   6/15/05    10,110,900
    8,613,726  Federal National Mortgage Association Pool #313032............ 7.04   7/01/06     9,284,735
   10,446,777  Federal National Mortgage Association Pool #375667............ 6.02   2/01/08    10,420,660
    5,000,000  Federal National Mortgage Association......................... 5.75   2/15/08     5,047,000
   10,000,000  Federal National Mortgage Association Pool #380188............ 6.45   4/01/08    10,228,125
   13,087,466  Federal National Mortgage Association REMIC Trust 1992-6 Z.... 7.50   1/25/21    13,550,239
    9,954,580  Federal National Mortgage Association Pool #412682............ 6.00   3/01/28     9,800,483
    4,932,270  Federal National Mortgage Association Pool #424691............ 6.50   4/01/28     4,952,295
    4,930,311  Federal National Mortgage Association Pool #425239............ 6.50   4/01/28     4,950,328
 ------------                                                                                 ------------
   99,763,896  TOTAL FEDERAL NATIONAL MORTGAGE
 ------------
                 ASSOCIATION (Cost $99,765,393) .............................                  102,389,911
                                                                                               -----------
               FEDERAL HOME LOAN MORTGAGE CORPORATION (23.0%)
   10,000,000  Federal Home Loan Mortgage Corporation........................ 5.75   7/15/03    10,151,700
   12,000,000  Federal Home Loan Mortgage Corporation........................ 5.90   2/14/06    12,216,480
   10,000,000  Federal Home Loan Mortgage Corporation........................ 5.75   4/15/08    10,094,900
    3,431,063  Federal Home Loan Mortgage Corporation REMIC 1157 KZ.......... 7.50  10/15/20     3,439,161
    6,761,000  Federal Home Loan Mortgage Corporation REMIC 1674 B........... 6.05  10/15/21     6,817,725
 ------------                                                                                 ------------
   42,192,063  TOTAL FEDERAL HOME LOAN MORTGAGE
 ------------
                 CORPORATION (Cost $41,949,235) .............................                   42,719,966
                                                                                              ------------
               FEDERAL HOME LOAN BANK (4.3%)
    8,000,000  Federal Home Loan Bank........................................ 5.50   8/13/01     8,053,760
 ------------                                                                                 ------------
    8,000,000  TOTAL FEDERAL HOME LOAN BANK (Cost $7,977,910) ...............                    8,053,760
 ------------                                                                                 ------------
               TENNESSEE VALLEY AUTHORITY (2.8%)
    5,000,000  Tennessee Valley Authority Global Bonds Series C.............. 6.00   3/15/13     5,139,250
 ------------                                                                                 ------------
    5,000,000  TOTAL TENNESSEE VALLEY AUTHORITY (Cost $4,923,035) ...........                    5,139,250
 ------------                                                                                 ------------

--------------------------------------------------------------------------------
                                                                               5

Value Line U.S. Government Securities Fund, Inc.

Schedule of Investments                                          August 31, 1998
--------------------------------------------------------------------------------

   Principal                                                                        Maturity
    Amount                                                                    Rate    Date        Value
----------------------------------------------------------------------------------------------------------
               GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (2.1%)
 $  3,902,718  Government National Mortgage Association
                 Project Loan Pool #262847...................................10.25%  9/15/23  $  3,902,718
 ------------                                                                                 ------------
    3,902,718  TOTAL GOVERNMENT NATIONAL MORTGAGE
 ------------
                 ASSOCIATION (Cost $3,973,430) ..............................                    3,902,718
                                                                                              ------------
               RESOLUTION TRUST CORPORATION SECURITIES (1.3%)
    2,427,472  Resolution Trust Corporation 1992-5 A-6....................... 9.24   5/25/26     2,473,108
 ------------                                                                                 ------------
    2,427,472  TOTAL RESOLUTION TRUST CORPORATION (Cost $2,466,918)..........                    2,473,108
 ------------                                                                                 ------------
  161,286,149  TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
 ------------
                 (Cost $161,055,921) ........................................                  164,678,713
                                                                                               -----------
  171,586,149  TOTAL INVESTMENT SECURITIES (94.6%) (Cost $171,611,007) ......                  175,367,023
 ------------                                                                                 ------------

REPURCHASE AGREEMENT (3.4%) (including accrued interest)
    6,300,000  Collateralized by $4,855,000 U.S. Treasury Bonds, 10.75%,
                 due 8/15/05, with a value of $6,460,118 (with State Street
                 Bank and Trust Company, 5.82%, dated 8/31/98,
                 due 9/1/98, delivery value $6,301,019)......................                    6,301,019
               EXCESS OF CASH AND OTHER ASSETS
                 OVER LIABILITIES (2.0%) ....................................                    3,625,712
                                                                                              ------------
               NET ASSETS (100.0%) ..........................................                 $185,293,754
                                                                                              ============

               NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
                 PER OUTSTANDING SHARE ($185,293,754 / 16,199,429
                 shares of capital stock outstanding) .......................                       $11.44
                                                                                              ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
6

                                Value Line U.S. Government Securities Fund, Inc.

Statement of Assets and Liabilities
at August 31, 1998
--------------------------------------------------------------------------------

Assets:
Investment securities at value
  (Cost--$171,611,007) ..................................         $ 175,367,023
Repurchase agreement
  (Cost--$6,301,019) ....................................             6,301,019
Cash ....................................................               437,997
Receivable for capital shares sold ......................             2,013,749
Interest receivable .....................................             1,458,489
                                                                  -------------
    Total Assets ........................................           185,578,277
                                                                  =============

Liabilities:
Payable for capital shares
  repurchased ...........................................               118,026
Accrued expenses:
  Advisory fee ..........................................                77,002
  Other .................................................                89,495
                                                                  -------------
    Total Liabilities ...................................               284,523
                                                                  -------------
Net Assets ..............................................         $ 185,293,754
                                                                  =============

Net Assets consist of:
Capital stock, at $1 par value
  (authorized 100,000,000,
  outstanding 16,199,429 shares) ........................         $  16,199,429
Additional paid-in capital ..............................           212,555,823
Undistributed net investment income .....................             1,827,191
Accumulated net realized loss
  on investments ........................................           (49,044,705)
Net unrealized appreciation
  of investments ........................................             3,756,016
                                                                  -------------
Net Assets ..............................................         $ 185,293,754
                                                                  =============

Net Asset Value, Offering and
  Redemption Price per
  Outstanding Share
  ($185,293,754 / 16,199,429 shares
  outstanding) ..........................................         $       11.44
                                                                  =============



Statement of Operations
for the year ended August 31, 1998
--------------------------------------------------------------------------------

Investment Income:
Interest income ........................................           $ 12,596,271
                                                                   ------------
Expenses:
Advisory fee ...........................................                932,396
Transfer agent fees ....................................                 92,277
Auditing and legal fees ................................                 50,302
Printing ...............................................                 39,464
Postage ................................................                 27,954
Custodian fees .........................................                 25,990
Telephone ..............................................                 17,637
Directors' fees and expenses ...........................                 15,671
Insurance, dues and other ..............................                 14,286
Registration and filing fees ...........................                 12,790
                                                                   ------------
  Total Expenses Before
    Custody Credits ....................................              1,228,767
  Less: Custody Credits ................................                (13,532)
                                                                   ------------
  Net Expenses .........................................              1,215,235
                                                                   ------------
Net Investment Income ..................................             11,381,036
                                                                   ------------
Net Realized and Unrealized Gain
  on Investments:
  Net Realized Gain ....................................              3,150,561
  Change in Net Unrealized
    Appreciation .......................................              3,614,686
                                                                   ------------
Net Realized Gain and Change in
  Net Unrealized Appreciation
  on Investments .......................................              6,765,247
                                                                   ------------
Net Increase in Net Assets
  from Operations ......................................           $ 18,146,283
                                                                   ============


See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                                                               7

Value Line U.S. Government Securities Fund, Inc.

Statement of Changes in Net Assets
for the years ended August 31, 1998 and 1997
--------------------------------------------------------------------------------

                                                                        Year Ended         Year Ended
                                                                        August 31,         August 31,
                                                                           1998               1997
                                                                        -------------------------------
Operations:
  Net investment income ............................................    $ 11,381,036     $ 13,004,606
  Net realized gain on investments .................................       3,150,561          324,459
  Change in net unrealized appreciation ............................       3,614,686        4,068,492
                                                                        -----------------------------
  Net increase in net assets from operations........................      18,146,283       17,397,557
                                                                        -----------------------------

Dividends to Shareholders:
  Net investment income ............................................     (11,621,120)     (13,704,364)
                                                                        -----------------------------

Capital Share Transactions:
  Proceeds from sale of shares .....................................      23,808,062       15,492,038
  Proceeds from reinvestment of distributions to shareholders.......       9,423,276       10,979,149
  Cost of shares repurchased .......................................     (39,466,978)     (60,049,643)
                                                                        -----------------------------
  Decrease from capital share transactions .........................      (6,235,640)     (33,578,456)
                                                                        -----------------------------

Total Increase (Decrease) ..........................................         289,523      (29,885,263)

Net Assets:
  Beginning of year ................................................     185,004,231      214,889,494
                                                                        -----------------------------
  End of year ......................................................    $185,293,754     $185,004,231
                                                                        =============================
Undistributed Net Investment Income, at end of year ................    $  1,827,191     $  2,067,275
                                                                        =============================


See Notes to Financial Statements.

--------------------------------------------------------------------------------
8

                                Value Line U.S. Government Securities Fund, Inc.

Notes to Financial Statements                                    August 31, 1998
--------------------------------------------------------------------------------

1.   Significant Accounting Policies

Value Line U.S. Government Securities Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose primary investment objective is to obtain maximum income without undue risk to principal. Capital preservation and possible capital appreciation are secondary objectives.

The following significant accounting principles are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation. Where market quotations are readily available, portfolio securities are valued at the midpoint between the latest available and representative asked and bid prices, or when stock exchange valuations are used, at the latest quoted sale price as of the close of business of the New York Stock Exchange on the valuation date. The Fund values mortgage-backed securities other than GNMA's (Government National Mortgage Association) on the basis of valuations provided by dealers in such securities. Some of the general factors which may be considered by the dealers in arriving at such valuations include the fundamental analytic data relating to the security and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of values may involve subjective judgment, as the actual market value of a particular security can be established only by negotiation between the parties in a sales transaction. The values for GNMA's and agency debentures are determined on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value. Other assets and securities for which market valuations are not readily available will be valued at fair value as the Board of Directors may determine in good faith.

(B) Repurchase Agreements. In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act, and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no federal income tax or excise tax provision is required.


--------------------------------------------------------------------------------
                                                                               9

Value Line U.S. Government Securities Fund, Inc.

                                                                 August 31, 1998
--------------------------------------------------------------------------------

(D) Security Transactions and Related Income. Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities transactions are determined using the identified cost method and interest income is accrued as earned. In computing net investment income, the Fund amortizes discounts on securities owned. The Fund purchases stripped mortgage-backed securities at premiums and discounts. Cash is received based on the stated coupon rate and interest income is earned based on the security's effective yield-to-maturity. When the Fund purchases principal-only securities, although no interest payments are received, the discounts are accrued using the yield-to-maturity method based on the effective yield-to-maturity of the security.

2.   Capital Share Transactions and Dividends to Shareholders

Transactions in capital stock were as follows:

                                        Year Ended August 31,
                                       ----------------------
                                          1998         1997
                                       ----------------------
Shares sold .........................  2,118,818    1,407,967
Shares issued to shareholders in
  reinvestment of dividends .........    845,513    1,009,943
                                      -----------------------
                                       2,964,331    2,417,910
Shares repurchased .................. (3,517,468)  (5,469,260)
                                      -----------------------
Net decrease ........................  (553,137)   (3,051,350)
                                      =======================
Dividends per share ................. $     .70    $     .755
                                      =======================

Dividends and distributions to shareholders are recorded on the ex-dividend date.

On September 24, 1998 the Fund's Board of Directors declared a quarterly dividend from net investment income of $.16 per share payable on September 29, 1998 to shareholders of record on September 25, 1998.

3.   Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term investments, were as follows:

                                                               Year Ended
                                                            August 31, 1998
                                                            ---------------
PURCHASES:
U.S. Treasury Obligations .............................       $111,126,008
U.S. Government Agency
  Obligations and Other
  Investment Securities ...............................        169,843,322
                                                              ------------
                                                              $280,969,330
                                                              ============

SALES AND REDEMPTIONS:
U.S. Treasury Obligations .............................       $122,978,546
U.S. Government Agency
  Obligations and Other
  Investment Securities ...............................        173,339,573
                                                              ------------
                                                              $296,318,119
                                                              ============

At August 31, 1998, the aggregate cost of investment securities and repurchase agreement for federal income tax purposes was $177,912,504. The aggregate appreciation and depreciation of investments at August 31, 1998, based on a comparison of investment values and their costs for federal income tax purposes, was $3,894,861 and $139,323 respectively, resulting in a net appreciation of $3,755,538.

For federal income tax purposes, the Fund had a net capital loss carryover at August 31, 1998 of approximately $49,044,227 of which approximately $37,238,382 will expire in 2003, $8,976,510 will expire in 2004 and $2,829,335 will expire in 2005. During the year ended August 31, 1998, the Fund utilized prior year's carryover losses of approximately $2,997,688 to offset net realized gains.


--------------------------------------------------------------------------------
10

                                Value Line U.S. Government Securities Fund, Inc.

Notes to Financial Statements
--------------------------------------------------------------------------------

4.   Investment  Advisory  Contract,   Management  Fees  and  Transactions  With
     Affiliates

An advisory fee of $932,396 was paid or payable to Value Line, Inc. (the "Adviser"), the Fund's investment adviser, for the year ended August 31, 1998. This was computed at the annual rate of 1/2 of 1% of the Fund's average daily net assets during the period and was paid monthly.

The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

Certain officers and directors of the Adviser and its subsidiary, Value Line Securities, Inc. (the Fund's distributor and a registered broker/dealer), are also officers and a director of the Fund.

The Adviser and/or affiliated companies and the Value Line, Inc. Profit Sharing and Savings Plan at August 31, 1998 owned 953,822 shares of the Fund's capital stock, representing 5.9% of the outstanding shares. In addition, officers and directors owned 233,384 shares of capital stock, representing 1.4% of the outstanding shares.


Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each year:

                                                                      Years Ended August 31,
                                                ----------------------------------------------------------------
                                                    1998          1997          1996         1995          1994
                                                ----------------------------------------------------------------
Net asset value, beginning of year .........     $ 11.04       $ 10.85       $ 11.28      $ 11.20        $ 13.44
                                                ----------------------------------------------------------------
  Income (loss) from investment operations:
    Net investment income ..................         .69           .74           .77          .74            .82
    Net gains or losses on securities
      (both realized and unrealized)........         .41           .21          (.43)         .04          (1.80)
                                                ----------------------------------------------------------------
    Total income (loss) from
      investment operations ................        1.10           .95           .34          .78           (.98)
                                                ----------------------------------------------------------------
  Less distributions:
    Dividends from net investment income ...        (.70)         (.76)         (.77)        (.70)          (.93)
    Distributions from capital gains .......          --            --            --           --           (.33)
                                                ----------------------------------------------------------------
    Total distributions ....................        (.70)         (.76)         (.77)        (.70)         (1.26)
                                                ----------------------------------------------------------------
Net asset value, end of year ...............     $ 11.44       $ 11.04       $ 10.85      $ 11.28        $ 11.20
                                                ================================================================
Total return ...............................       10.28%         9.01%         3.06%        7.37%         -7.87%
                                                ================================================================
Ratios/Supplemental Data:
Net assets, end of year (in thousands) .....    $185,294      $185,004      $214,889     $256,004       $339,478
Ratio of operating expenses to
  average net assets........................         .66%(1)       .65%(1)       .65%(1)      .66%           .63%
Ratio of net investment income to
  average net assets........................        6.07%         6.52%         6.74%        6.58%          6.58%
Portfolio turnover rate ....................         159%          255%          158%         193%           100%

(1)  Before offset of custody credits.

See Notes to Financial Statements.


--------------------------------------------------------------------------------
                                                                              11

Value Line U.S. Government Securities Fund, Inc.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Value Line U.S. Government Securities Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line U.S. Government Securities Fund, Inc. (the "Fund") at August 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036-2798

October 22, 1998


--------------------------------------------------------------------------------
12

================================================================================

INVESTMENT ADVISER    Value Line, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

DISTRIBUTOR           Value Line Securities, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

CUSTODIAN BANK        State Street Bank and Trust Co.
                      225 Franklin Street
                      Boston, MA 02110

SHAREHOLDER           State Street Bank and Trust Co.
SERVICING AGENT       c/o NFDS
                      P.O. Box 419729
                      Kansas City, MO 64141-6729

INDEPENDENT           PricewaterhouseCoopers LLP
ACCOUNTANTS           1177 Avenue of the Americas
                      New York, NY 10036-2798

LEGAL COUNSEL         Peter D. Lowenstein, Esq.
                      Two Greenwich Plaza, Suite 100
                      Greenwich, CT 06830

Directors             Jean Bernhard Buttner
                      John W. Chandler
                      Leo R. Futia
                      David H. Porter
                      Paul Craig Roberts
                      Nancy-Beth Sheerr

OFFICERS              Jean Bernhard Buttner
                      Chairman and President
                      David T. Henigson
                      Vice President,
                      Secretary/Treasurer
                      Nathan N.J. Grant
                      Vice President
                      Bruce H. Alston
                      Vice President
                      Jack M. Houston
                      Assistant Secretary/Treasurer
                      Stephen La Rosa
                      Assistant Secretary/Treasurer


This report is issued for information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

                                                                          501964